TEMPUR + SEALY

TEMPUR-PEDIC TEMPUR Sealy Sealy Posturepedic STEARNS & FOSTER OPTIMUM

Tempur Sealy International, Inc. March 3-4, 2015 “Improving the Sleep of More People Every Night, All Around the World ” Exhibit 99.1

This investor presentation contains "forward-looking statements,” within the meaning of the federal securities laws, which include information concerning one or more of the Company's plans, objectives, goals, strategies, and other information that is not historical information. When used in this presentation, the words "assumes," "estimates," "expects," “guidance,”
"anticipates," "projects," "plans," “proposed,” "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, without limitation, statements relating to the Company’s expectations regarding its key strategic growth initiatives and strategic priorities, expectations regarding the Company’s net sales, revenue performance, adjusted EBITDA, adjusted EPS, operating cash flow, free cash flow, synergies and pricing increases and related assumptions for 2015 and subsequent years, expectations regarding net sales growth rates, sales growth opportunities for Sealy in international markets and for the TEMPUR-
Flex line of products, margin improvements, expansion of distribution, AUSP growth, the impact of foreign exchange, the Company’s leverage ratio, and expectations regarding growth opportunities relating to acquisitions and returning value to stockholders. All forward looking statements are based upon current expectations and beliefs and various assumptions.
There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.
Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those expressed as forward-looking statements in this investor presentation. These risk factors include risks associated with the Company’s capital structure and increased debt level; the ability to successfully integrate Sealy into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; whether the Company will realize the anticipated benefits from its asset dispositions in 2014 and the acquisition of brand rights in certain international markets in 2014; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in product and channel mix and the impact on the Company's gross margin; changes in interest rates; the impact of the macroeconomic environment in both the U.S. and internationally on the Company's business segments; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported net sales and earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the
Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the
Company’s retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launches; the effects of consolidation of retailers on revenues and costs; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain and improve efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the
Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax, regulatory or litigation proceedings; changing commodity costs; and the effect of future legislative or regulatory changes.
Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission, including without limitation the Company's 2014 Annual Report on Form 10-K filed on February 13, 2015 with the SEC, under the headings "Special Note Regarding Forward-Looking Statements" and
"Risk Factors." Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
Forward-Looking Statements
In this investor presentation we provide or refer to certain historical information for the Company.  For a more detailed discussion of the Company’s financial performance please refer to the
Company’s SEC filings.
TEMPUR, Tempur-Pedic, TEMPUR-Cloud, TEMPUR-Choice, TEMPUR-Weightless, TEMPUR-Contour, TEMPUR-Rhapsody, TEMPUR-Flex, GrandBed, TEMPUR-Simplicity, TEMPUR-
Ergo, TEMPUR-UP, TEMPUR-Neck, TEMPUR-Symphony, TEMPUR-Comfort, TEMPUR-Traditional, TEMPUR-Home, Sealy, Sealy Posturepedic, Stearns & Foster, and Optimum are
trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries.  All other trademarks, trade names and service marks in this presentation are the property of the respective owners.
Note Regarding Historical Financial Information:
Note Regarding Trademarks, Trade Names and Service Marks:

3 Mark Sarvary President & Chief Executive Officer

TEMPUR + SEALY

TEMPUR-PEDIC · TEMPUR · Sealy · Sealy Posturepedic · S&F STEARNS & FOSTER · OPTIMUM SEALY POSTUREPEDIC

TEMPUR + SEALY

Largest And Only Truly Global Bedding Company
Comprehensive Portfolio of Iconic Brands
Complete and Complementary Product Offering
Strong Management Team, Executing A Compelling Strategy
Significant Sales, Margin and Earnings Growth Opportunity
Strong Cash Flow

The Industry’s Only Truly Global Company Tempur Sealy Presence Note: Presence includes subsidiaries, joint ventures, third party, and licensee markets. 5

TEMPUR-PEDIC
S&F
OPTIMUM
Posturepedic
Sealy

TEMPUR+SEALY

Complete and Complementary Portfolio of Brands
Luxury
Premium
Mid-Price
Value

• #1 US Brand People Are Most Interested In Purchasing
• #1 US Brand In Total Awareness
• #1 US Brand People Are Most Likely To Buy
• #1 US Brand In Luxury Innerspring Sales
Note 1: 2014 Mattress Industry Consumer Research – U.S. Market
Note 2: Stearns & Foster #1 US Brand in Luxury Innerspring Sales based on management estimates.
Tempur-Pedic
Stearns & Foster
Sealy

TEMPUR-PEDIC TEMPUR

Sealy Posturepedic TEMPUR-PEDIC S&F

Sealy Sealy Posturepedic S&F

Sealy OPTIMUM TEMPUR-PEDIC

TEMPUR-PEDIC S&F OPTIMUM

TEMPUR-PEDIC TEMPUR

TEMPUR+SEALY

Complete Range Of Products
Innerspring
Hybrid
Stearns & Foster TEMPUR-Flex
Adjustable Comfort
TEMPUR-Cloud
Memory Foam, Gel Visco, Latex
Tempur Material
Other Specialty

Adjustable Bases
TEMPUR-Ergo Plus
Pillows
TEMPUR Pillows

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TEMPUR+SEALY

Strong, Established Management Team

Experienced Management Team With Proven Track
Record Of Execution
Years with
Consumer Tempur
Name Position Prior Experience Products Inter'l Sealy
Mark Sarvary President and CEO President, Campbell Soup North America
CEO, J. Crew Group
6
President, Stouffer's Frozen Food Division at Nestle
Tim Yaggi COO Group President, Masco Corporation
EVP, Whirlpool Corporation
2
Norelco (Philips)
Dale Williams EVP and CFO CFO, Honeywell Control Products
CFO, Saga Systems
11
CFO, GE Information Systems
Rick Anderson EVP and President, VP, Gillette
North America Gillette / Procter & Gamble 8
David Montgomery EVP and President, President, Rubbermaid Europe
International VP, Black & Decker Europe, Middle East, Africa
12
Jay Spenchian EVP and Chief Marketing EVP and CMO, Olive Garden and Red Lobster
Officer
Executive Director, Marketing, General Motors
Prior Experience
Joined in
2014

Key Priorities 2012 – 2014
Return Tempur North America to growth and improve operating margins
Revamped entire product offering (2012-2014) and improved retailer economics (August 2012)
Sales growth resumed and margins expanded significantly in 2H-2014 and expected to further expand in 2015
Maintain Sealy sales growth momentum and margins
Sales growth had just begun prior to the acquisition in 2013, and growth continued in 2013 and accelerated in
2014
Margins, however, declined in 2014 and are a primary area of focus in 2015 and beyond
Integrate Sealy
Organizational integration with Sealy essentially complete in North America
Cost synergies realized from the acquisition are ahead of our projections
Capitalizing on strategic growth initiatives of complementary brand and product portfolio
Position International business for future growth
Acquired Sealy brand rights in Europe (ex. UK) and Japan, and commenced roll-out in 3Q 2014
(Weakness in Central Europe affected overall International performance)
Reinvested A Significant Portion Of Cost Synergies Realized
From Sealy Acquisition To Support These Key Priorities

Tempur Sealy Strategic Priorities
Leverage and Strengthen Our Comprehensive
Portfolio Of Iconic Brands & Products
Expand Distribution And Seek Highest Dealer
Advocacy
Expand Margins With Focus On Driving
Significant Cost Improvement
Accretive Acquisitions Of Licensees And Joint
Ventures
Leverage Global Scale For Competitive
Advantage
• Base Annual Targets:
Sales Growth Of 6% And Adjusted
EPS Growth Of 15%
• Strong Cash Flow To Reduce Debt
And Return Value to Stockholders
Delivering Value For Stockholders
Note 1:  Management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Targets are based on constant currency. For information on the methodology used to present constant currency information please refer to slide 31.
Note 3:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 23 and the Company’s SEC filings for more information regarding the definition of adjusted EPS.

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TEMPUR+SEALY

US Canada Europe Asia Pacific Latin America 11 Growth Drivers By Geography Marketing Product Innovation Opening Own Stores Leveraging Distribution Synergies Leverage JV (CR)

Expand Margins With Focus On Driving Significant
Cost Improvement

2015 -2018
Objective 2014
Annual
Incremental
Operating
Income
1
Initiative
Sealy US Gross Margin Improvement
2
30% 33% $45 million
Cost Synergies
4
$45 million $70 million $25 million
Adjusted Operating Expense Leverage
3
29% 28% $30 million
$125 million
2015 Pricing – $25 million $25 million
These Initiatives Alone Provide More Than 300bps Of
Operating Margin Improvement
Note 1:  Represents initiatives to be achieved by 2018. Our expectation is that they will ramp through the period.  Approximately 30% of the total $125 million is incorporated into our full year 2015 adjusted EPS guidance. See
“Forward Looking Statements”.
Note 2:  Refers to Sealy gross margin in the U.S. of 30% in 2014. Sealy US gross margin improvement excludes the benefit from cost synergies.
Note 3:  Adjusted operating expense leverage is a non-GAAP measure. For information on the methodology used to present adjusted operating expense leverage and a reconciliation to GAAP operating expense leverage please refer to slide 26.
Note 4:  Cost synergies reflect annualized cost synergies realized from the Sealy transaction.

Leverage Global Scale For Competitive Advantage
Tempur Sealy Is Uniquely Positioned To Capitalize On Its
Integrated Product And Brand Portfolio On A Global Basis
• Procurement
• R&D
• Engineering and design
Product Development
• Cloud and Breeze Beds
• Stearns & Foster
• Posturepedic Hybrid
Distribution Brand

Dale Williams Executive Vice President & Chief Financial Officer 14

Globally Diverse Bedding Provider Largely Sold In
The Retail Channel
2014 Net Sales
By Segment
International
North America

By Geographic Region
Europe
US
Canada
Asia Pacific
Latin America
Other
Retail
By Channel
Other
By Product
Bedding
73%
11%
7%
80%
20%
92%
8%
91%
9%

2014 Net Sales increased 21%
Estimated net sales growth would have been +8% had we owned Sealy for all of 2013
2015 Net Sales growth guidance of 2% to 5%, and includes unfavorable FX of 3.5%
Net Sales

($ in millions)
$2,464
$2,990
2013 2014 2015P
Net Sales
$3,050-$3,150
Note 1:  Please refer to “Forward Looking Statements”.
Note 2:  Estimated net sales growth of 8% for 2014 is based on Tempur Sealy International consolidated net sales for 2013 plus management’s estimates for Sealy sales for the period of January 1, 2013 to
March 17, 2013. The Sealy acquisition was completed on March 18, 2013.
Note 3:  2015P is the Company’s Net Sales guidance issued on February 5, 2015, which consisted of full year 2015 Net Sales of $3.050 billion to $3.150 billion.
Note 4:  For information on the methodology used to present constant currency information please refer to slide 31.

(GAAP Reported Operating Margin)
2014 GAAP operating margin includes $43.8 million of integration costs (1.5% of net sales)
Adjusted operating margin is expected to be up 10bps to 80bps in 2015
On a constant currency basis, adjusted operating margin is expected to be up 75bps to 150bps in 2015
Operating Margin
Note 1:  2015 operating margin improvement based on management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Adjusted operating margin is a non-GAAP measure.  For information on the methodology used to present Adjusted operating margin and a reconciliation to GAAP operating margin please refer to slide 27.
Note 3:  For information on the methodology used to present constant currency information please refer to slide 31.
Adjusted Operating
Margin
Adjusted Operating
Margin
9.9%
9.2%
10.7%
10.8%-11.5%
2013 2014 2014 2015P
Operating Margin

Adjusted EPS
2014 Adjusted EPS increased 11%; on a constant currency basis would have increased 18%
2015 Adjusted EPS is expected to grow 12% to 27% on a constant currency basis
Note 1:  Adjusted EPS amounts for 2015 based on management estimates. On February 5, 2015, the Company issued guidance for Adjusted EPS for full year 2015 of $2.70 to $3.10. Please refer to “Forward Looking
Statements”.
Note 2:  GAAP EPS for 2013 was $1.28 and GAAP EPS for 2014 was $1.75.
Note 3:  Base Annual Adjusted EPS Growth Target is based on constant currency. For information on the methodology used to present constant currency information please refer to slide 31.
Note 4:  Adjusted EPS (which is a non-GAAP measure) is EPS adjusted for Sealy transaction and integration costs, loss on disposal of business related to the disposition of the three U.S. innerspring component facilities and related equipment, interest and fees incurred in connection with debt refinancings, normalized tax rate adjustments and to exclude certain non-recurring items. Please refer to the reconciliations on slide 23 and the Company’s SEC filings for more information regarding the definition of adjusted EPS.
$2.38
$2.65
$2.70-$3.10
2013 2014 2015P
Adjusted EPS

Strong Cash Flow Characteristics

($ in millions)
Operating and Free Cash Flow
Multi-year add back to net income as D&A should continue to exceed annual Capex by $30M+
Expect continued growth in operating and free cash flow in 2015
Note 1:  Operating and free cash flow for 2013 only include Sealy from March 18, 2013 to December 31, 2013.
Note 2:  Free cash flow is a non-GAAP measure. For information on the methodology used to present free cash flow information and a reconciliation to operating cash flow please refer to slide 30.
Note 3:  For information on the methodology used to present constant currency information please refer to slide 31.
$98.5
$225.2
$58.5
$177.7
2013 2014
Operating Cash Flow Free Cash Flow

Improving Capital Structure
($ in millions)
Consolidated Funded Debt Less
Qualified Cash to Adjusted EBITDA
As a larger more stable company, our optimal capital structure is 3x
2014 credit agreement amendment allows cash utilization flexibility below 3.5x
Value creation generated through deleverage and/or returning value to shareholders
$1,869
$1,798
$1,573
$1,450
4.4x 4.4x
3.9x
3.4x
31-Mar-13 2013 2014 2015P
Debt Leverage
Note 1:  Information for 2015 based on management estimates. Please refer to “Forward Looking Statements”.
Note 2:  Adjusted EBITDA (which is a non-GAAP measure) represents EBITDA adjusted for the loss on disposal of business, Sealy transaction and integration costs, and purchase price allocation (“PPA”)
inventory adjustments related to the Sealy acquisition, financing and refinancing costs, non-cash compensation, restructuring and other. Please refer to the reconciliation included on slides 24-25 of this presentation and the Company’s SEC filings for more information regarding the definition of adjusted EBITDA and the calculation of consolidated funded debt less qualified cash (which are non-GAAP measures) and the calculation of the leverage ratio for purposes of the Company’s senior secured facility.

Appendix 21

Use of Non-GAAP Financial Measures
In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted earnings per share, earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted EBITDA, and consolidated funded debt and consolidated funded debt less qualified cash,
Sealy Corporation and Sealy segment adjusted operating income and operating margin, adjusted operating expenses, adjusted operating income and operating margin and free cash flow, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income as a measure of operating performance or total debt. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.
Adjusted Net Income/Adjusted EPS
EBITDA/Adjusted EBITDA
A reconciliation of EBITDA and adjusted EBITDA to the Company’s net income and a reconciliation of total debt to consolidated funded debt and consolidated funded debt less qualified cash are provided on slides 24 and 25. Management believes that the use of EBITDA and adjusted EBITDA also provides investors with useful information with respect to the terms of the Company’s senior secured credit facility and the Company’s compliance with key financial covenants.
Adjusted Operating Expenses
Adjusted Operating Income and Margin
Sealy Corporation 2012 Adjusted Operating Income and Margin and Sealy Segment 2014 Adjusted Operating Income and Margin
Free Cash Flow

A reconciliation of GAAP operating expenses to adjusted operating expenses, which is GAAP operating expenses less integration and financing costs, is provided on slide
26.  Management believes that the use of this non-GAAP financial measure provides investors with additional useful information with respect to the Company’s operating performance and initiative to deleverage operating expenses during 2015-2018. The reconciliation provides information on the methodology used to present operating expenses, including the exclusion of integration and financing costs related to the Sealy acquisition.
A reconciliation of GAAP operating income and operating margin to adjusted operating income and operating margin, which are GAAP operating income and
GAAP operating margin less integration and financing costs, is provided on slide 27. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the Company’s operating income and margin performance excluding the impact of integration and financing costs related to the Sealy acquisition.
A reconciliation of GAAP operating income and operating margin to adjusted operating income and operating margin, which are GAAP operating income and
GAAP operating margin less integration and financing costs, acquisition and merger costs, restructuring and impairment related charges, and conforming the accounting of equity in earnings of unconsolidated affiliates is provided on slides 28 and 29. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the Sealy business operating income and margin performance excluding the impact of integration and financing costs related to the Sealy acquisition.
A reconciliation of cash provided by operating activities to free cash flow, which is cash provided by operating activities less purchases of property, plant and equipment, is presented on slide 30. Management believes that the use of this non-GAAP financial measure provides investors with additional useful information with respect to the Company’s cash generation and financial strength.
A reconciliation of adjusted net income and adjusted earnings per share is provided on slide 23. Management believes that the use of these non-GAAP financial measures provides investors with additional useful information with respect to the impact of various costs associated with the Sealy acquisition and the disposal of the three U.S.
innerspring component facilities and the accelerated amortization of deferred financing charges for voluntary prepayment of Term A and Term B loans, other income related to certain other non-recurring items, including income from a partial settlement of a legal dispute, and adjustment of taxes to a normalized rate related to the aforementioned items and other discrete income tax events.
For more information regarding adjusted EPS, adjusted EBITDA and other terms used in the Company’s senior secured facility, please refer to the Company’s SEC filings.

2014 Adjusted EPS Reconciliation
2013 and 2014 Adjusted EPS
(1) Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component facilities and related equipment.
(2) Transaction and integration represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
(3) Financing costs represent costs incurred in connection with the amendment and refinancing of our senior secured credit facility in 2014 and 2013, respectively.
(4) Other income includes certain other non-recurring items, including income from a partial settlement of a legal dispute.
(5) Adjustment of taxes to normalized rate represents adjustments associated with the aforementioned items and other discrete income tax events.
Note: 2013 includes Sealy from March 18 to December 31, 2013.

Year Ended Year Ended
(in millions, except per share amounts)
December 31, December 31,
2013 2014
Net income 78.6 $                     108.9 $
Plus:
Loss on disposal of business, net of tax
(1)
-- 16.7
Transaction costs, net of tax
(2)
13.2 --
Integration costs, net of tax
(2)
37.2 30.6
Financing costs, net of tax
(3)
6.5
3.4
Other income, net of tax
(4)
--
(11.3)
Adjustment of taxes to normalized rate
(5)
10.9
16.3
Adjusted net income 146.4 $                   164.6 $
Earnings per share, diluted 1.28 $                     1.75 $
Loss on disposal of business, net of tax
(1)
-- 0.27
Transaction costs, net of tax
(2)
0.21 --
Integration costs, net of tax
(2)`
0.60 0.49
Financing costs, net of tax
(3)
0.11
0.05
Other income, net of tax
(4)
--
(0.18)
Adjustment of taxes to normalized rate
(5)
0.18
0.27
Adjusted earnings per share, diluted 2.38 $                     2.65 $
Diluted shares outstanding 61.6 62.1

Adjusted EBITDA Reconciliation
2013 and 2014 Adjusted EBITDA

Year Ended Year Ended
(in millions) December 31, December 31,
2013
(1)
2014
Net income attributable to Tempur Sealy International, Inc. 75.6 $                     108.9 $
Interest expense 133.2 91.9
Income taxes 39.0 64.9
Depreciation & amortization 98.6 89.7
EBITDA 346.4 $                   355.4 $
Adjustments for financial covenant purposes:
Transaction costs
(2)
25.2 __
Integration costs
(2)
15.3 40.3
Financing and Refinancing charges
(3)
2.4 1.3
Non-cash compensation
(4)
5.8 __
Restructuring and impairment related charges
(5)
7.8 __
Loss on disposal of business and discontinued operations
(6)
0.6 23.2
Other
(7)
7.6 (15.6)
Adjusted EBITDA 411.1 $                   404.6 $
(1)  2013 is presented according to the methodology used for the Company’s senior secured facilities and is based on the mathematical combination of the Company’s historical financial results for the twelve months ended December 31, 2013 and Sealy’s historical financial results for the pre-acquisition period from December 3, 2012 through March 3, 2013.
(2)  Transaction and integration represent costs related to the Sealy acquisition, including legal fees, professional fees and other charges to align the businesses.
(3)  Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility and refinancing charges represent costs associated with debt refinanced by Sealy prior to the Sealy acquisition.
(4)  Non-cash compensation represent costs associated with various share-based awards.
(5)  Restructuring and impairment represent costs related to restructuring the Tempur Sealy business and asset impairment costs recognized by Sealy prior to the Sealy acquisition.
(6)  Loss on disposal of business represents costs associated with the disposition of the three U.S. innerspring component production facilities and related equipment and discontinued operations represent  losses from Sealy's  divested operation prior to the Sealy acquisition.
(7)  Other income in 2014 includes certain other non-recurring items, including income from a partial settlement of a legal dispute.

Debt Reconciliation and Leverage Ratio Calculation
Reconciliation of Total Debt to Consolidated Funded Debt Less Qualified Cash
(1) Qualified cash as defined in the Company's senior secured credit facility equals 100.0% of unrestricted domestic cash plus 60.0% of unrestricted foreign cash. For purposes of calculating leverage ratios, qualified cash is capped at $150.0 million.
(2) The ratio of consolidated debt less qualified cash to adjusted EBITDA was 3.89 times, within the Company's covenant, which requires this ratio to be less than 4.75 times at December 31, 2014.
Note: For more details regarding consolidated funded debt, consolidated funded debt less qualified cash and Adjusted EBITDA, please refer to the Company’s SEC filings.

As of
(in millions, except ratio)
December 31,
2014
Total debt 1,602.3 $
Plus:
Letters of credit outstanding 18.2
Consolidated funded debt 1,620.5
Less:
Domestic qualified cash
(1)
25.9
Foreign qualified cash
(1)
21.9
Consolidated funded debt less qualified cash 1,572.7 $
Adjusted EBITDA 404.6 $
Consolidated funded debt less qualified cash to Adjusted EBITDA
(2)
3.89 times

Adjusted Operating Expenses
2014 Adjusted Operating Expenses

Tempur Sealy International, Inc. Year Ended
(in millions, except percentage amounts)
December 31,
2014
Consolidated net sales $2,989.8
Selling and marketing expenses 619.9
General, administrative and other expenses 280.6
Operating Expenses 900.5
Operating Expenses as a % of Consolidated Net Sales 30%
Operating Expenses $900.5
Less: Integration and financing costs 43.8
Operating Expenses less Integration and financing costs $856.7
Adjusted Operating Expenses as a % of Consolidated Net Sales 29%
Note 1:  Integration costs represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
Note 2:  Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility.

Adjusted Operating Margin
2014 Adjusted Operating Income and Margin

Tempur Sealy International, Inc. Year Ended
(in millions, except percentage amounts)
December 31,
2014
Operating Income, Tempur Sealy International, Inc. $276.3
Consolidated net sales 2,989.8
Operating Margin (GAAP) 9.2%
Operating Income, Tempur Sealy International, Inc. $276.3
Plus: Integration and financing costs 43.8
Adjusted Operating Income $320.1
Consolidated net sales 2,989.8
Adjusted Operating Margin (Non-GAAP) 10.7%
Note 1:  Integration costs represents costs, including legal fees, professional fees and other charges to align the businesses related to the Sealy acquisition.
Note 2:  Financing costs represent costs incurred in connection with the amendment of our senior secured credit facility.

Sealy Corporation 2012 Adjusted Operating Margin
2012 Adjusted Operating Income and Margin

Sealy Corporation Year Ended
(in millions, except percentage amounts)
December 2,
2012
Operating Income, Sealy Corporation $100.6
Consolidated net sales 1,347.9
Operating Margin (GAAP) 7.5%
Operating Income, Sealy Corporation $100.6
Plus:
Comfort Revolution acquisition costs 1.2
Merger costs 2.5
Restructuring and impairment related charges 2.4
Equity in earnings of unconsolidated affiliates 5.2
Other (various) 1.9
Total adjustments 13.2
Adjusted Operating Income $113.8
Consolidated net sales 1,347.9
Adjusted Operating Margin (Non-GAAP) 8.4%
Note 1:  Information based on data provided in Sealy 10-K for fiscal year ended December 2, 2012.
Note 2:  Adjustments to GAAP operating margin include costs associated with the acquisition of 45% interest in the Comfort Revolution joint venture, merger costs associated with the Tempur-Pedic International Inc.
transaction, restructuring and impairment related charges related to certain of Sealy manufacturing facilities, other (various) charges and conforming the accounting of equity in earnings of unconsolidated affiliates.

Sealy Adjusted Operating Margin – 2014
2014 Adjusted Operating Income and Margin

Note:  Integration costs represents charges to align the businesses related to the Sealy acquisition.
Sealy Segment Year Ended
(in millions, except percentage amounts)
December 31,
2014
Operating Income, Sealy Segment $99.8
Consolidated net sales 1,524.6
Operating Margin (GAAP) 6.5%
Operating Income, Sealy Segment $99.8
Plus:
Integration costs 19.8
Adjusted Operating Income $119.6
Consolidated net sales 1,524.6
Adjusted Operating Margin (Non-GAAP) 7.8%

Free Cash Flow
2014 Free Cash Flow

Tempur Sealy International, Inc. Year Ended Year Ended
(in millions)
December 31, December 31,
2013 2014
Net cash provided by operating activities $98.5 $225.2
Less: Purchases of property, plant and equipment 40.0 47.5
Free Cash Flow $58.5 $177.7

Constant Currency Information

In this investor presentation the Company refers to, and in other press releases and other communications with investors the
Company may refer to, net sales or earnings or other historical financial information on a “constant currency basis” or “excluding FX”, which is a non-GAAP measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period results in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local country currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period-to-period comparisons of business performance. The information presented on a constant currency basis is not recognized under U.S. GAAP, and this information is not intended as a substitute for reviewing information presented on a GAAP basis.